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                                                                   Exhibit 10.14


                 SECOND AMENDMENT TO CHANGE IN CONTROL AGREEMENT
                 -----------------------------------------------

       THIS AMENDMENT (the "Amendment") is made effective as of the 3rd day of October, 2000, by and between BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation (the "Company") and DUANE D. KIMBLE (the "Executive").

       WHEREAS, the parties entered into a Change in Control Agreement, dated July 5, 1998 which was amended as of the 24th day of September, 1999 (as amended, the "Change in Control Agreement") and

       WHEREAS, the parties desire to further amend the Change in Control Agreement to reflect the Company's sale of its finance business and amend the definition of "Change in Control".

       NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the parties agree as follows:

       1. AMENDMENT TO SECTION III. DEFINITIONS - Subsection 3 of Section III, Definitions, shall be amended by deleting the period at the end of subsection 3(v) and substituting "; or" and inserting a new subsection
       (vi) as follows:

              (vi) the Company shall sell or transfer all or substantially all of the assets or operations of either one of its two businesses, music or contract electronics."

       2. REAFFIRMATION - Except as expressly modified in this Amendment, the Company and the Executive hereby ratify and confirm each and every provision of the Change of Control Agreement.

       3. ENTIRE AGREEMENT - The terms and provision of the Change of Control Agreement and this Amendment constitute the entire agreement between the Company and the Executive with respect to the subject matter hereof. This Amendment may be amended or modified only by a written instrument executed by the Company and the Executive.

       4. GOVERNING LAW - This Amendment shall be governed in all respects by the law of the State of Ohio.

       IN WITNESS WHEREOF, the parties have executed this Second Amendment to Change in Control Agreement as of the day and year first above written.


                                       BALDWIN PIANO & ORGAN COMPANY


                                       By: /s/ Karen L. Hendricks
                                          -----------------------
                                       Printed Name: Karen L. Hendricks
                                                     ------------------
                                       Title: Chairman, Ceo & President
                                              -------------------------


                                       EXECUTIVE
                                       ---------


                                       /s/ Duane D. Kimble
                                       --------------------------------
                                       DUANE D. KIMBLE